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                                  EXHIBIT 23.1


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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated August 25, 1993, included in Hallmark Healthcare Corporation's report on Form 10-K for the year ended June 30, 1993.

                                          /s/ ARTHUR ANDERSEN & CO.


Atlanta, Georgia
May 27, 1994